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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-81692) of JDN Realty Corporation and in the related Prospectus of our report dated February 15, 2002, with respect to the consolidated financial statements and schedules of JDN Realty Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2001.


                                                           /s/ Ernst & Young LLP

Atlanta, Georgia
March 22, 2002